SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------



                                    FORM 8-K



                                 CURRENT REPORT

               Pursuant to Section 12(g) and Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 18, 1997


                          TECH ELECTRO INDUSTRIES, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




     Texas                          0-27210                     75-2408297
---------------                ----------------            ------------------
(State or other                (Commission File               (IRS Employer
jurisdiction of                     Number)                Identification No.)
 incorporation)



       4300 Wiley Post Road, Dallas, Texas                     75244-2131
     --------------------------------------                    ----------
     Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (972) 239-7151



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

Item 2.      Acquisition or Disposition of Assets

             On December 19, 1997 Tech Electro Industries, Inc. (the "Company") signed a purchase agreement to acquire 62.59% of US Computer Group, Inc. from Telstar Holdings Limited. US Computer Group is a complete systems solution and information technology partner headquartered in Farmingdale, NY with annual revenues in excess of $25 million.

             The purchase consideration for the controlling interest in US Computer Group was $1 million. In addition, the Company granted a put to Telstar under which Telstar can require the Company to purchase all remaining shares of US Computer Group held by Telstar -- approximately 20% of the stock of US Computer Group -- for $2 million. The Company obtained the funds for the acquisition through a private placement of shares pursuant to Regulation S of the Securities Act of 1933, as amended.

             For further information, see the Press Release dated December 19, 1997 filed herewith as Exhibit 10.1.


Item 7.      Financial Statements and Exhibits

             (a)     Financial Statements of Business Acquired

             It is currently impracticable to provide financial statements of US Computer Group, Inc. The Company's independent auditor is currently completing its audit of the financial statements of US Computer Group, Inc. and it is anticipated that the Company will file those audited financial statements no later than 60 days following the date by which this Form 8-K must be filed.

             (b)     Pro Formal Financial Information

             It is currently impracticable to provide pro forma financial statements of US Computer Group, Inc. The Company's independent auditor is currently completing its audit of the financial statements of US Computer Group, Inc. and it is anticipated that the Company will file the pro forma financial statements no later than 60 days following the date by which this Form 8-K must be filed.

             (c)     Exhibits

                     10.1    Press Release, December 19, 1997

                     10.2    Sales Agent  Agreement,  dated  October  17,  1997,
                             between  Placement  &  Acceptance,   Inc.  and  the
                             Company

                     10.3    Form of Subscription Agreement

                     10.4    Form of the Option

Item 9.      Recent Sales of Unregistered Securities

             On October 17, 1997, the Company entered into a Sales Agent Agreement for the sale of 1,000,000 shares of its Common Stock at a price of $1.60 per share in reliance upon the transaction exemptions afforded by Regulation S as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended ("Regulation S"). In conjunction with the sale of the Common Stock, the Company issued options to purchase 1,000,000 shares of Common Stock at an exercise price of $1.75 per share (the "Options") (together with the sale of the Common Stock, the "Offering"). Each Option was exercisable commencing December 12, 1997 and expires on December 11, 1998. The sale was consummated on December 12, 1997.

             Placement & Acceptance, Inc., a British Virgin Islands corporation, acted as sales agent (the "Sales Agent") in the sale of the Common Stock and the Options and is to receive as consideration $0.112, or 7% of the aggregate purchase price, per share of Common Stock or Option it sells. Placement & Acceptance, Inc. is a shareholder of the Company, and its Managing Director, William Kim Wah Tan, is a Director and is President, Chief Executive Officer and Chairman of the Board of the Company.

             The sale of the Common Stock and the Options was completed offshore and was exclusively to nonUnited States persons. Consequently, the Offering, by virtue of Regulation S, is not subject to registration under the Securities Act of 1933. Furthermore, each of the investors in the Offering has signed a subscription agreement confirming its compliance with Rules 903 and 904 of Regulation S (the "Subscription Agreement").

             Attached hereto and incorporated herein by this reference are copies of the Sales Agent Agreement between the Sales Agent and the Company (Exhibit 10.2), a form of Subscription Agreement (Exhibit 10.3) and a form of the Option (Exhibit 10.4).


                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   TECH ELECTRO INDUSTRIES, INC.



Date:  December 30, 1997                           /s/ William Kim Wah Tan
                                                   -----------------------
                                                   William Kim Wah Tan,
                                                   Chairman of the Board







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


                                  Exhibit Index


Exhibit
Number            Description
------            -----------

10.1              Press Release, December 19, 1997

10.2 Sales Agent Agreement, dated October 17, 1997, between Placement & Acceptance, Inc. and the Company

10.3              Form of Subscription Agreement

10.4              Form of the Option

                                                                    Exhibit 10.1

                           FOR RELEASE 6:30 A.M., EST
                                December 19, 1997




Tech Electro Industries, Inc. Announces Acquisition of U.S. Computer Group, Inc.


Dallas, Texas. . .

Tech Electro Industries, Inc. (Nasdaq; TELE), a Dallas, Texas-based distributor of electronic components, announced today that it has signed an agreement to acquire a controlling interest in US Computer Group, Inc., a complete systems solution and Information Technology partner headquartered in Farmingdale, NY, with annual revenues in excess of $25 million.

According to Tech Electro Industries Executive Vice President Steven Scott, "We are very excited about this pending acquisition. US Computer Group is a dynamic organization which, over the course of its history, has gained national recognition for its growth and market-responsive services. This acquisition follows our strategy of increasing shareholder value through non-dilutive acquisition."

US Computer Group was recently named to the inaugural Long Island Technology Fast 50. The list, which includes Deloitte & Touche among its major sponsors, recognizes the fastest growing technology companies on Long Island. Qualifying companies were ranked by percentage of corporate growth over a five year period from 1992 to 1996. Prior to this achievement, US Computer Group had earned the distinction of placing on the INC. 500 list of the nation's fastest-growing privately-held companies for five consecutive years, a feat accomplished by only seven businesses nationwide as of 1996. Additionally, the Company was the only business in 1996 to place on the annual ranking of the 25 fastest-growing privately-held companies on Long Island for eight consecutive years. US Computer Group President Steve Davies was a winner of the prestigious national title, "Entrepreneur of the Year" in 1996.

US Computer Group serves businesses throughout the Mid-Atlantic region from its Long Island headquarters in Farmingdale, New York and three fully-equipped and staffed offices in New York City, NY; Carlstade, New Jersey and Fort Washington, Pennsylvania. Its services include system maintenance for Digital, IBM Midrange, Sun and leading brand PCs, new and used equipment sales, and network integration and design services, and support services such as disaster recovery and business relocation. The Company recorded annual sales of $25 MM in fiscal 1996, which ended February 28, 1997.

For additional information, contact:  Steven Scott, (212) 805-1551.

                                                                    Exhibit 10.2

Agreement for Private Placement of
Common Stock and Options
TECH  ELECTRO INDUSTRIES, INC.
Regulation S
Sales Agent Agreement
ACCREDITED INVESTORS ONLY

October 17, 1997

Placement & Acceptance, Inc.
c/o Wisma Stephens, #1209, Jalan Chulan
50200 Kuala Lumpur, Malaysia



Ladies and Gentlemen:

      Tech Electro Industries, Inc. (together with its subsidiaries, the "Company"), a corporation organized under the laws of the State of Texas, hereby confirm its agreements with Placement and Acceptance, Inc., a British Virgin Islands corporation ("PAI"), as follows:

      1. Description of the Offering. The Company proposes to offer to prospective purchasers ("Purchasers") an aggregate of 1,000,000 shares of its common stock, par value $.01 per share (the "Common Stock") and options to purchase an additional 1,000,000 shares of Common Stock (the "Options") at a combined price of $1.60 net to the Company (except as otherwise provided herein, the combined Common Stock and Options are referred to herein as the "Shares"). The offer and sale of the Shares will be referred to herein as the "Offering". The preferred minimum purchase per investor is 100,000 Shares; provided, however, that the Company may, in its discretion, allow an investor to purchase less than 100,000 Shares.

      2.     Representations   and  Warranties  of  the  Company.   The  Company
represents and warrants that:

      (a) The Common Stock is duly registered under Section 12(g) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Company has filed all reports required by the Exchange Act during the last 12 months.

      (b)    The  offer,   sale  and  delivery  of  the  Shares  in  the  manner
             contemplated by this Agreement will comply with the terms and conditions of Regulation S.

      (c) None of the Company, its affiliates (as defined in Rule 144(a)(1) under the Securities Act) or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (as defined in Regulation S) with respect to the Shares or will offer or sell any Shares in the United States or to a U.S. Person (as defined in Regulation S).

      (d) The Company is, and at the Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of Texas. The Company has, and at the Closing will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business. The Company is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary. Except for Computer Components Corporation ("CCC") and Vary Brite Technologies, Incorporated ("VBT"), the Company's direct and indirect wholly-owned subsidiaries, and Universal Battery Corporation ("UBC"), the Company's majority-owned subsidiary, the Company has no subsidiaries and does not own, and at the Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firms, partnership, joint venture, association or other entity, other than investments of excess cash. Complete and correct copies of the Certificates of Incorporation and of the By-laws of the Company and VBT, UBC, CCC and all amendments thereto have been delivered to PAI, and no change therein will be made subsequent to the date hereof and prior to the Closing Date.

      (e) The outstanding shares of Common Stock have been, and, the Shares to be issued and sold by the Company upon such issuance will be, when paid for as provided herein, duly authorized, validly issued, fully paid and nonassessable (except for the exercise price of the Options), will not be subject to any preemptive or similar right and are all entitled to the same rights, preferences and privileges (including dividends). The Company does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock or any such options, rights, warrants, convertible securities or obligations.

      (f) The financial statements of the Company (including the related notes and supporting schedules) provided to PAI are materially true and correct and reflect the financial conditions of the Company, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles as applied in the United States on a consistent basis throughout the periods involved, except as otherwise stated therein.

      (g) King, Burns & Company, P.C., which has certified certain financial statements of the Company, is an independent public accountant within the meaning of the Securities Act.

      (h)    The  Company  maintains  a system of  internal  accounting  control sufficient to provide  reasonable  assurance that (i)  transactions are executed in accordance  with  management's  general or specific authorization;  (ii)  transactions  are  recorded as  necessary  to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      (i) Subsequent to the respective dates as of which information is given in the Financial Statements and prior to the Closing Date, (i) there has not been and will not have been any change in the capitalization of the Company, or in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, arising for any reason whatsoever other than in the ordinary course of business, (ii) the Company has not incurred and will not incur any material liabilities or obligations, direct or contingent, nor has it entered into nor will it enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock, except for dividends payable on its Series A Preferred Stock and Series B Preferred Stock. To the best of the Company's knowledge, it does not anticipate any material adverse changes in the Company's business, prospects or financial condition within the next twelve months.

      (j) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

      (k) There are no actions, suits or proceedings pending or, to the Company's knowledge, threatened against or affecting the Company or any of its respective officers in their capacity as such, before or by any federal of state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might materially and adversely affect the Company or its business, properties, business prospects, conditions (financial or otherwise) or results of operations taken as a whole (a "Material Adverse Effect").

      (l) The Company has, and at the Closing Date will have, (i) all governmental licenses, permits, consents, orders, approval and other authorizations necessary to carry on its business (ii) complied in all material respects with all laws, regulations and orders applicable to it or its business and (iii) performed all its material obligations required to be performed by it, and is not, and at the Closing Date will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected. To the best knowledge of the Company, no other party under any contract or other agreement to which it is a party is in default in any respect thereunder that would materially and adversely affect the Company. The Company is not, and at the Closing Date will not be, in violation of any provision of its certificate of incorporation or by-laws.

      (m) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consideration by the Company of the transactions on its part herein contemplated.

      (n) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the Certificate or Incorporation or By-laws of the Company, any contract or other agreement to which the Company is a party or by which the Company or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company.

      (o) The Company has good and marketable title to all properties and assets described in its financial statements as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except as are not material to the business of the Company. The Company has valid, subsisting and enforceable leases for the properties used in its business, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company.

      (p) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement was or will be, when made, inaccurate, untrue or incorrect in any material respect.

      (q) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Securities Act, the Exchange Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

      (r) On or prior to the Closing Date the Shares (including Shares to be issued upon exercise of the Options) will be duly authorized for quotation on the Nasdaq Small Cap Market.

      (s) The Company is not involved in any material labor dispute nor, to the knowledge of the Company, is any such dispute threatened.

      (t) The Company owns, or is licensed or otherwise has the full exclusive right to use, all material trademarks and trade names which are used in or necessary for the conduct of its business. No claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Company of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person.

      (u) Neither the Company nor, to the Company's knowledge, any person acting on the Company's behalf has (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful bribe, rebate, payoff, influence payment or kickback.

      (v) There are no material contracts or other agreements to which the Company is a party which have not been disclosed to PAI (including being listed as an Exhibit to the Form 10-KSB for the year ended December 31, 1996). All such contracts or other agreements to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company and are enforceable against the Company in accordance with the terms thereof.

      (w) Except for this sale, no material relationship (as described in Item 404 of Regulation S-X), exists between or among the Company on the one hand, and any director or officer of the Company or any holder of 5% or more of any class of equity security of the Company or any affiliate of any such director, officer, stockholder, customer or supplier of the Company on the other hand, except as described in the financial statements and other materials provided to PAI.

      (x) The Company has filed all income, franchise, sales and other tax returns required to be filed through the date hereof and has paid all taxes shown as due thereon, and no tax deficiency has been determined adversely to the Company which has had (nor does the Company have any knowledge of any questions or disputes pending or threatened relating to a tax deficiency which, if determined adversely to the Company, might have) a Material Adverse Effect.

      (y) The Company has obtained all permits, licenses and other authorizations that are required under, and is otherwise in compliance with, all environmental laws relating directly to the Company's manufacture, storage, transportation and sale, and the use by others as intended by the Company, of the Company's products, including but not limited to the Federal Water Pollution Control Act (33 U.S.C. 1251 et seq.), Resource Conservation & Recovery Act (42 U.S.C. 6901 et seq.), Safe Drinking Water Act (21 U.S.C. 349, 42 U.S.C. 201, 300f), Toxic Substances
             Control Act (15 U.S.C. 2601 at seq.), Clean Air Act (42 U.S.C. 5 7401 et seq.), Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. 9601 et seq.), other appropriate laws and any other laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes, or petroleum and related products or under any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder (collectively the "Environmental Laws"), except the extent failure to have any such permit, license or authorization or failure to comply, individually or in the aggregate, does not have a Material Adverse Effect.

      (z) To the best of the Company's knowledge, there are no past or present events, conditions, circumstances, activities, practices, incidents, actions, or plans relating to the business as presently being conducted by the Company that interfere with or prevent compliance or continued compliance with the Environmental Laws, or which would be reasonably likely to give rise to any legal liability (whether statutory or common law) or otherwise would be reasonably likely to form the basis of any claim, action, demand, suit, proceeding, hearing, notice of violation, study, investigation, remediation or cleanup based on or related to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release into the workplace, the community or the environment of any pollutant, contaminant, chemical or industrial, toxic, or hazardous substance or waste, or petroleum and related products, except for any liabilities or any claims, demands or other actions specified above that will not individually or in the aggregate have a Material Adverse Effect, and except as previously disclosed to PAI, no asbestos - containing material and no underground or above-ground tanks are, to the best of the Company's knowledge, located on property owned or leased by the Company and none have been previously removed or filled by the Company or any predecessor of the Company.

      (aa) There are no contracts, agreements or understandings between the Company and any person (other than PAI) that would give rise to a valid claim against the Company or PAI for a brokerage commission, finder's fee or like payment in connection with the transactions contemplated by this Agreement.

      (bb) The Company causes to be maintained insurance covering the properties, operations, personnel and businesses of the Company in such amounts and against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and its business. The Company has not received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof, and will be outstanding and duly in force on the Closing Date,

      (cc) The Shares when issued and paid for will be issued to the designated holder and such holder will obtain valid and marketable title to the Shares free of any adverse claim with respect thereto and the Shares will be free and clear of all liens, encumbrances and claims other than as provided for herein.

      (dd) The Company has not offered and will not offer the Shares to any person in the United States, any identifiable group of U.S. citizens abroad, nor to any U.S. Person;

      (ee) At the time the buy order will be originated, the Company and/or agents will reasonably believe each Purchaser was outside the United States and was not a U.S. Person;

      (ff) The Company and/or its agents believe that the sale of the Shares has not been and will not be prearranged with a buyer in the United States or for the account or benefit of such a buyer.

      (gg) The Company acknowledges that William Tan Kim-Wah, Chairman of the Board, President and Chief Executive Officer of the Company, is also affiliated with PAI, as a shareholder and as a Chairman and managing officer.

      3. Representations and Warranties of PAI. PAI represents, covenants, and warrants to the Company that:

      (a) PAI is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.

      (b) This Agreement has been duly authorized, executed and delivered by PAI and is a valid and binding agreement on PAI's part enforceable in accordance with its terms.

      (c) The consummation of the transactions contemplated herein will not result in any breach of any of the terms or conditions of or constitute a default under any indenture, agreement or other instrument to which PAI is a party, or violate any law or any order directed to PAI by any court or any federal or state regulatory body or administrative agency having jurisdiction over PAI, its affiliates, or its property.

      (d) PAI acknowledges that the Shares have not been and will not be registered under the Securities Act (except as otherwise may be provided herein) and may not be offered or sold within the United States or to or for the account or benefit of a U.S. Person except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. PAI has not offered or sold, and will not offer or sell, any Shares within the United States or to any U.S. Person or for the account or benefit of any U.S. Person. All sales of the Shares by PAI will be made in offshore transactions and otherwise in strict compliance with the terms and conditions set forth herein and in Regulation S promulgated under the Securities Act. PAI or its affiliates will receive an executed Confirmation Letter from each of the Purchasers of the Shares substantially in the form of Exhibit A. PAI shall certify in writing at the Closing Date that all Shares to be purchased and sold have been purchased and sold and the Offering is terminated. None of PAI, any of its affiliates, or any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Shares. All offers and sales of the Shares until the fortieth day after the Closing Date (the "Termination Date") shall be made in accordance with Rule 903 or 904 of Regulation S, pursuant to registration of the Shares under the Securities Act, or pursuant to an available exemption from the registration requirements under the Securities Act. Terms used in this paragraph have the meanings given to them by Regulation S, unless the context otherwise requires.

      (e) No action is being taken or is contemplated by PAI that would permit a public offering of the Shares or any other offering material relating to the Shares in any jurisdiction where, or in any other circumstances in which, action for those purposes is required (other than in jurisdictions where such action has been duly taken). PAI understands and agrees that it will comply with all applicable laws and regulations in any jurisdiction in which it may offer, sell or deliver Shares and that it will not, directly or indirectly, offer, sell or deliver Shares or distribute or publish any prospectus, circular, advertisement or other offering material in relation to the Shares in or from any country or jurisdiction except under circumstances that will result in compliance with any applicable laws and regulations, and all offers, sales and deliveries of Shares by it will be made on the foregoing terms.

      (f) Neither PAI nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Securities Act, the Exchange Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

      (g) PAI will offer and sell the Shares only to persons and entities who are not a "U.S. person" as defined in Rule 902 of Regulation S, were not organized under the laws of any U.S. jurisdiction, and were not formed for the purpose of investing in securities not registered under the Securities Act.

      (h) At the time any buy order for the Shares are originated, PAI shall believe and have reason to reasonably believe that the Purchaser was outside the United States.

      (i) Until the Termination Date PAI will not within or outside the United States with regard to the Company's Common Stock engage in any short-selling or other hedging transactions, such as equity swaps or other types of derivative transactions, designed to transfer the burdens of ownership of the Shares back to the United States market.

      (j) In the event of resale of the Shares prior to the Termination Date, PAI shall provide a written confirmation or other written notice to any distributor, dealer, or person receiving a selling concession, fee, or other remuneration in respect of the Shares stating that such purchaser is subject to the same restrictions on offers and sales that apply to PAI, and shall require that any such purchaser shall provide such written confirmation or other notice upon resale prior to the Termination Date.

      4. Covenants of the Company. As additional consideration hereunder, the Company agrees as follows:

      (a) If, at any time prior to the Closing Date, any event shall occur as a result of which this Agreement would include a statement of fact which is not true and accurate in all material respects, or omit any fact the omission of which would make misleading in any material respect any statement therein, the Company will promptly notify PAI and will, at the expense of the Company, supply to PAI (and to any persons designated by PAI) such amendments or supplements as may be necessary so that the statements contained in this Agreement as so amended or supplemented will not, in the light of the circumstances existing at the time, be misleading.

      (b) To notify PAI promptly of any change having or which is likely to have a Material Adverse Effect relating to any of the Company's representations, warranties, covenants or agreements contained herein that occurs at any time prior to the payment of the full purchase price for the Shares to the Company on the Closing Date.

      (c) None of the Company, any of its affiliates (as defined in Rule 144(a)(1) under the Securities Act) or any person acting on behalf of any of the foregoing will engage in any directed selling efforts with respect to the Shares within the meaning of Regulation S. None of the Company or any such affiliates shall issue any advertisements or press releases or file any documents with the Securities and Exchange Commission, Nasdaq or otherwise publicly disclose any information with regards to the offering or sale of the Shares without the prior approval of PAI except the Company will promptly file a Form 8K reporting the sale of the Shares as required by Form 8K and will make such other filings as required by laws and regulations applicable to the Company. Any such advertisement, release or filing made with the consent of PAI shall be determined not to be a directed selling effort for purposes of this Agreement, and any opinion or certificate in connection herewith.

      (d) The Company will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Shares at any time prior to the Closing Date.

      (e) On or after the Termination Date at the request of a Purchaser who is not an affiliate of the Company, the Company will cause its transfer agent within two business days, (or on the Termination Date if the request was received at least two business days prior to the Termination Date) at the Company's expense (including transportation and insurance), to exchange the certificate for the Shares issued to such Purchaser on the Closing Date for new certificates for the same number of Shares, without any legends or stop transfer notices. Prior to the Termination Date all certificates for the Shares shall bear the following legend:

             THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION AS CONFIRMED IN AN OPINION OF COUNSEL SATISFACTORY TO TECH ELECTRO INDUSTRIES, INC., AND IN EACH CASE IN ACCORDANCE WITH ANY OTHER APPLICABLE LAW.

      (f) If, as a result of any changes in Regulation S after the Closing Date, or for any other reason, including, but not limited to the failure of the Company or PAI to comply with any of the provisions of Regulation S in the offer and sale of the Shares, the Shares, in the reasonable opinion of counsels to the Company and PAI, cannot on or after the Termination Date be resold by any of the Purchasers in the United States without registration under the Securities Act, the Company, at its expense, will immediately after the Termination Date, file a registration statement under the Securities Act and use its best efforts to have such registration statement declared effective and kept effective at least through the earlier of the second annual anniversary of the Closing Date or the expiration of the Company's obligation and undertaking to file post-effective amendments to its Form SB-2 Registration Statement, File No. 33-98662, with respect to its Redeemable Class A Warrants and underlying shares of Common Stock, which registration statement shall provide for the sale of the Common Stock and shares of Common Stock underlying the Options included in the Shares by the Purchasers in the United States. Notwithstanding the above, no registration statement will be required if a Purchaser becomes an affiliate of the Company or fails to comply with Regulation S.

      (g) For five years after the date hereof, the Company shall send to PAI copies of all filings with the Securities and Exchange Commission (simultaneously with such filing) and copies of all press releases (faxed when released).

      (h) The Options may only be exercised (i) by a person who is not a U.S. person (as defined in Regulation S), (ii) if not exercised on behalf of a U.S. person, (iii) if no U.S. person has any interest in the Options being exercised or the underlying securities to be issued upon exercise, and (iv) if the Options are exercised outside the United States and the shares underlying the Options are to be delivered outside the United States. If the above cannot be complied with, then the Options can be exercised only if a written opinion of counsel, the form and substance of which is acceptable to the Company, is delivered to the Company prior to exercise to the Options being exercised, that the underlying securities delivered upon exercise have been registered under the Securities Act, or the securities are exempt from registration thereunder and specifying the exemption.

      5. Purchase, Sale, and Delivery of the Shares. On the basis of the covenants, representations, and warranties herein contained and subject to the terms and conditions herein set forth:

      (a) The Company hereby engages PAI as its agent to solicit subscriptions to the Shares in accordance with the terms of this Agreement, and PAI agrees to use its best efforts to solicit such subscriptions. Such subscriptions shall be evidenced by the completion and execution by the prospective Purchaser and acceptance by the Company of the Subscription Agreement and related documents in the form acceptable to the Company. It is understood that no sale shall be regarded as effective unless and until accepted in writing by the Company and that the Company reserves the right in its sole discretion for any reason to refuse to sell Shares to any person at any time.

             (i) PAI is obligated to place all of the Shares on a "firm commitment" basis. If PAI or its affiliates believe they have not received firm, irrevocable and paid orders to purchase the Shares by December 12, 1997 PAI will be obligated to purchase such number of Shares as are necessary to complete the offering of the Shares by December 12, 1997.

             (ii) The exact number of Shares to be purchased by PAI and/or the Purchasers shall be not less that one million
                    (1,000,000) shares of Common Stock and one million (1,000,000) Options. The Options shall be in the form of and contain the terms as set forth in the form of Option attached hereto as Exhibit B and incorporated herein.

             (iii) PAI shall notify the Company by no later than 5:00 p.m., Los Angeles time on December 12, 1997 as to the time and date for the purchase of the Shares (the "Closing Date") which Closing Date shall be within five business days of giving the notice.

             (iv) As compensation for your services pursuant to this Agreement, PAI agrees that on each Closing Date you shall receive from the cash portion of the purchase price paid for Shares purchased at that Closing a cash fee equal to $0.112 per Share or seven percent (7%) of the aggregate purchase price of the Shares sold by you, or any broker or dealer selected by you, to purchasers. Such payment shall be made from the proceeds of the first installment of the purchase price of the Shares.

      (b) After the Closing Date, PAI, except as otherwise specifically provided herein, will not be considered to have any continuing or future duty or obligation of any kind to the Company. PAI has not assumed, nor will it assume or be permitted to assume any duties, responsibilities, or obligations regarding the management, operations, or any of the business affairs of the Company after the Closing Date.

      6. Delivery of and Payment for the Shares. Delivery of and payment for the Shares shall be made at the offices of Jeffer, Mangels, Butler & Marmaro LLP, at 2121 Avenue of the Stars, 10th Floor, Los Angeles, California 90067 on the Closing Date as determined by PAI pursuant to Section 5(a)(iii) hereof, or at such other place as the parties may agree.

             Payment for the Shares (in an amount equal to the aggregate amount payable for the Shares calculated at the purchase price set forth in
Paragraph 1, above) shall be made on the Closing Date to the Company or its order in United States dollars in same day funds by wire transfer (or if such transfer is impracticable, by cashier bank check) to a United States dollar account of the Company (under the account name of Tech Electro Industries, Inc.

             Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as PAI shall request at least two business days prior to the Closing Date by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 12 hours prior to the Closing Date.

      7. Expenses of Sale. The Company will pay all expenses incident to the performance of its obligations hereunder, including but not limited to the fees and expenses of its counsel and accountants. PAI will pay all expenses incident to the performance of its obligations hereunder, including but not limited to the fees and expenses of its counsel and accountants.

      8. Conditions to PAI's Obligations. PAI's obligations hereunder shall be subject to the accuracy of and compliance with, as of the date hereof and on the Closing Date, the representations and warranties contained in Section 2 hereof, the performance by the Company of its obligations hereunder required to be performed on or before the Closing Date, and to the following further conditions:

      (a) PAI shall not have discovered and disclosed to the Company on or prior to the Closing Date that this Agreement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of PAI, is material or omits to state a fact which, in the opinion of PAI, is material and is required to be stated therein or is necessary to make the statements therein in light of the circumstances under which they were made not misleading.

      (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the certificates representing the Shares and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for PAI, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable then to pass upon such matters.

      (c) All proceedings and legal matters incident to the sale of the Shares shall be reasonably satisfactory in all material respects to counsel for PAI, and each Purchaser shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

      (d) There shall have not occurred any event or occurrence constituting a Material Adverse Effect in the financial condition, prospects, assets or operations of the Company, taken as a whole, since November 11, 1996.

      (e)    There shall be no  litigation,  action,  or  proceeding  pending or
             threatened   regarding   this   Agreement   or   the   transactions
             contemplated hereby.

      (f) PAI shall have completed, to its satisfaction, a "due diligence" examination of the books, records and operations of the Company and its subsidiaries.

      (g) The Company shall have furnished to PAI a certificate, dated the Closing Date, of the President and the chief financial officer of the Company stating that:

             (i) The representations, warranties and agreements of the Company contained herein are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date; the Company has complied in all material respects with all its agreements contained herein to be performed on or prior to the Closing Date; and the conditions precedent to the obligations of PAI set forth herein have been fulfilled; and

             (ii) Such officers have reviewed, or have had reviewed on their behalf, this Agreement and (A) as of the date hereof, and as of the Closing Date, this Agreement does did not, and will not, include any untrue statement of a material fact and did not, and will not, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the date thereof no event has occurred which should have been set forth in a supplement or amendment to the Agreement.

      (h) Subsequent to the date of the execution of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or in the United States over-the-counter market shall have been suspended or limited or minimum prices shall have been established on any such exchange or such market by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by the United States Federal, New York State or Texas State authority or authorities, (iii) the United States shall have become engaged in any war or there shall have been a declaration of a national emergency by the United States which makes it, in the reasonable judgment of PAI, after consultation with the Company, impracticable or inadvisable to proceed with the offering and distribution of the Shares in the manner contemplated herein, (iv) any material adverse change in United States or international financial, political or economic conditions which makes it, in the reasonable judgment of PAI, after consultation with the Company, impracticable or inadvisable to proceed with the offering and distribution of the Shares in the manner contemplated herein, or
             (v) there shall have been any Material Adverse Effect, otherwise than as set forth or contemplated herein, so as to make it, in any such case in the reasonable judgment of PAI, after consultation with the Company, impracticable or inadvisable to proceed with the offering and distribution of the Shares in the manner contemplated herein.

      (i) The Common Stock of the Company shall have been approved for quotation on the Nasdaq Small Cap Market.

      (j) The Company shall have furnished to PAI such further information, certificates and documents as PAI may reasonably request.

      All opinions, letters, evidence and verification mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel of PAI.

      9. Conditions to the Company's Obligations. The Company's obligations hereunder shall be subject to (i) the accuracy and compliance with, as of the date hereof and on the Closing Date, the representations, warranties and covenants of PAI contained in Section 3 hereof to the reasonable satisfaction of the Company and its counsel and (ii) the receipt of a Confirmation Letter from each Purchaser, fully executed Subscription Agreements for all of the Shares and tender of the Purchase Price.

      10.    Indemnification

      (a) The Company will indemnify and hold PAI harmless against any losses, claims, damages or liabilities, joint or several, to which PAI may become subject under the Securities Act, the Exchange Act, the various state securities acts or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained herein, any other offering documentation authorized by the Company or state "blue sky" application prepared on behalf of the Company or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse PAI for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made herein, in any other offering documentation prepared by the Company or in any state "blue sky" application prepared on behalf of the Company or such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by PAI specifically for use in the preparation thereof.

      The foregoing indemnity agreement shall extend upon the same terms and conditions to, and shall inure to the benefit of, PAI's officers and directors and its counsel and each person, if any, who "controls" PAI within the meaning of the Securities Act or the Exchange Act.

      (b) PAI will indemnify and hold harmless the Company against any losses, claims, damages, or liabilities, joint or several, to which it may become subject, under the Securities Act, the Exchange Act, the various state securities acts or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained herein, in any other offering documentation or state "blue sky" application prepared on behalf of the Company or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made herein, in any other offering documentation or in any state "blue sky" application prepared on behalf of the Company or such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by PAI specifically for use in the preparation thereof. PAI also will reimburse the Company for such legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action as to which PAI is required to indemnify the Company.

      The foregoing indemnity agreement shall extend upon the same terms and conditions to, and shall inure to the benefit of, the officers, directors, employees, agents, accountants, counsel and affiliates of the Company and each person, if any, who "controls" the Company within the meaning of the Securities Act or the Exchange Act.

      (c) Promptly after receipt by an indemnified person of notice of the commencement of any action, such indemnified person shall, if a claim in respect thereof is to be made against the indemnifying party under such subparagraph, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subparagraph. In case any such action shall be brought against such indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel selected by the indemnifying party but satisfactory to such indemnified party, and after the indemnified party shall have received notice from the agreed upon counsel that the defense under such paragraph has been assumed, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation.

      13. Representations and Agreements to Survive Delivery. All representations, warranties, covenants and agreements of the Company and PAI herein or in certificates delivered pursuant hereto, and the indemnity agreement contained in Section 11 hereof, shall survive the delivery and execution of this Agreement and the Closing Date and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of PAI or any controlling person or any controlling person thereof, the Company, or any of its officers, directors, partners, or any controlling persons. The indemnification provisions of Section 11 hereof are in addition to any and all remedies or rights any of the parties hereto may have, including the right to sue and recover damages for any breach of any representation, warranty or covenant made or given by one or more parties to any other party.

      14. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to PAI or the Company shall be mailed, delivered or telegraphed and confirmed to PAI or the Company at its address set forth above for PAI and for the Company at 4300 Wiley Post Road, Dallas, Texas 75244, attention: Craig P. La Taste. PAI or the Company may change its address for receiving notices by giving written notice to the other parties.

      15. Parties. This Agreement shall inure to the benefit of and be binding upon PAI and the Company, and each of their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their respective successors and assigns and the controlling persons, officers and directors and counsel referred to in this Agreement, any legal or equitable right, remedy or claim under or in respect to this Agreement or any provision herein contained.

      16. Severability. Every provision in this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.

      17. Captions. The captions or headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provisions hereof.

      18. Applicable Law. This Agreement shall be governed by and construed under Texas law.

      Prior Agreements. This Agreement supersedes all prior agreements oral or written, covering the same subject matter.


      If the foregoing correctly sets forth our understanding, please so indicate in the space provided below for that purpose whereupon this letter shall constitute a binding agreement between us.

                                            Very truly yours,

                           TECH ELECTRO INDUSTRIES, INC.,
                           a Texas corporation




                           By ________________________  ________________________
                           Its:  Corporate Secretary    Executive Vice President


ACCEPTED AND AGREED TO
this 17th day of October, 1997


PLACEMENT & ACCEPTANCE, INC.
a British Virgin Islands corporation




By __________________________
Its: Chairman/Managing Director

                                                                    Exhibit 10.3

                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT


                                                                October 17, 1997


THIS OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT (hereinafter the "Agreement") has been executed by the undersigned in connection with the sale of 333,000 shares of Common Stock, $0.01 par value per share ("Common Stocks") and 333,000 options ("Options") of Tech Electro Industries, Inc to purchase Common Stock. (the "Seller" or the "Company") (NASDAQ symbol:"TELE"), a corporation organized under the laws of the State of Texas, to the Buyer whose name and address are set forth on the signature page hereof (hereinafter the "Buyer"). As used in this Agreement, the term "Unit" means the Common Stock and the Options, and, where the context requires, the Common Stock underlying the Units. Seller and Buyer (hereinafter collectively, the "Parties") each hereby represents, warrants and agrees as follows:

     1.    AGREEMENT TO SUBSCRIBE; PURCHASE PRICE

           (i) Buyer hereby subscribe for the number of Common Stocks and Options at a subscription price of $1.60 U.S. per share of Common Stock, with no additional consideration payable with respect to Options, payable in United States Dollars. Options may be exercise only in multiple of 100,000 shares at $1.75 per share at any time commencing on December 12, 1997 (the "Exercise Date"), and terminating at 2.00p.m. Los Angeles time, twelve (12) months after the Exercise Date.

           (ii) Buyer shall pay the purchase price by delivering same day funds in United States Dollars to an agent or as otherwise agreed between the parties, to be delivered to the order of Seller upon delivery of the Common Stock and Options.

           (iii) This Agreement has been executed in connection with an offering by Seller of its Common Stocks and Options pursuant to Regulation S (the "Offering"). Buyer will be notified of the date of the completion of the Offering (the "Closing Date").

     2.    BUYER'S REPRESENTATIONS

           Buyer represents and warrants to Seller as follows:

           (i) Buyer is not a "U.S. person" as defined in Rule 902 of Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act"), was not organized under the laws of any U.S. jurisdiction, and was not formed for the purpose of investing in securities not registered under the Securities Act;

           (ii)    At  the  time  the  buy  order  for  this   transaction   was
                   originated, Buyer was outside the United States;

           (iii) No offer to purchase the Units was made in the United States nor were any "directed selling efforts," as defined in Rule 902 of Regulation S, made to it in the Untied States;

           (iv) Buyer is purchasing the Units for its own account for investment purposes and not with a view towards distribution. Buyer does not have a contract, understanding, or arrangement with any person to sell, transfer, or grant a participation to such person or a third party with respect to the Units;

           (v) All subsequent offers and sales of the Units and the underlying Common Stock will be made outside the United States in compliance with Rule 903 or Rule 904 of Regulation S, pursuant to registration of the Units under the Securities Act, or pursuant to an exemption from such registration. Buyer understands the conditions of the exemption from registration afforded by Section 4(1) of the Securities Act and acknowledges that there can be no assurance that it will be able to rely on such exemption. In any case, Buyer will not resell the Units to or for the account or benefit of U.S. Persons or within the United States until after the end of the forty (4)) day period commencing on the date of completion of the Offering (as defined above)(the "Restricted Period"). During the Restricted Period Buyer will not within the United States with regard to Seller's Common Stock engage in any short-selling or other hedging transactions, such as equity swaps or other types of derivative transactions, designed to transfer the burdens of ownership of the Shares back to the United States market.

           (vi) Buyer understands that the Units are being offered and sold to it in reliance on specific provisions of federal and state securities laws and that Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of Buyer set forth herein in order to determine the applicability of such provisions. Accordingly, Buyer agrees to notify Seller of any events which would cause the representations and warranties of Buyer to be untrue or breached at any time after the execution of this Agreement by Buyer and prior to the expiration of the Restricted Period;

           (vii) This Agreement has been duly authorized, validly executed, and delivered on behalf of Buyer and is a valid and binding agreement enforceable in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors's rights generally;

           (viii) Any offering documents received by Buyer include statements to the effect that the Units have not been registered under the Securities Act and may not be offered or sold in the United States or to U.S. persons during the Restricted Period, unless the Units are registered or unless such resale is exempt from or not subject to the registration requirements of the Securities Act;

           (ix) Buyer, in making the decision to purchase the Units subscribed for, has relied upon solely upon the Offering Circular and the Exchange Act documents attached thereto and relating to the Offering prepared by Seller;

           (x) In the event of resale of the Units during the Restricted Period, Buyer shall provide a written confirmation or other written notice to any distributor, dealer, or person receiving a selling concession, fee, or other remuneration in respect of the Units stating that such purchaser is subject to the same restrictions on offers and sales that apply to Buyer, and shall require that any such purchaser shall provide such written confirmation or other notice upon resale during the Restricted Period;

           (xi) Buyer has not taken any action that would cause Seller to be subject to any claim for commission or other fee or remuneration by any broker, finder, or other person and Buyer hereby indemnifies Seller against any such claim caused by the actions of Buyer or any of its employees or agents;

           (xii) Buyer acknowledges that he is familiar with Regulation S and represents and warrants that he will comply with the terms thereof.

     3.    SELLER'S REPRESENTATIONS

           Seller represents and warrants to Buyer as follows:

           (i) Seller is a "domestic issuer" and a "reporting issuer", as such terms are defined in Rule 902 of Regulation S. Seller has registered its common stock pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is in full compliance with all reporting requirements of Section 13(a) of the Exchange Act for a least the last 12 months, and Seller's Common Stock trades on the Nasdaq Small Cap Market;

           (ii) Seller has furnished Buyer with copies of Seller's most recent annual report on Form 10-K and the most recent quarterly report on Form 10-Q (the "SEC Filings");

           (iii) Since the date of the Company's SEC Filings, except as otherwise stated in the Offering Circular, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business.

           (iv) Seller has not offered the Units to any person in the United States, any identifiable group of U.S. citizens abroad, nor to any U.S. Person;

           (v) At the time the buy order was originated, Seller and/or agents reasonably believed Buyer was outside the United States and was not a U.S. Person;

           (vi) Seller and/or its agents believe that the sale of the Units has not been prearranged with a buyer in the United States or for the account or benefit of such a buyer;

           (vii) Seller has not conducted any "directed selling efforts" with respect to the Units nor has Seller conducted any general solicitation (as that term is used in Regulation D under the Securities Act) with respect to the Units:

           (viii) The Units when issued and delivered will be duly and validly authorized and issued, fully-paid and nonassessable and will not subject the holders thereof to personal liability by reason of being such holders. There are no preemptive rights of any shareholder of Seller with respect to the Units;

           (ix) This Agreement has been duly authorized and validly executed and delivered on behalf of Seller and is a valid and binding agreement in accordance with its terms, subject to general principles or equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally;

           (x)     The  execution  and  delivery  of  this   Agreement  and  the
                   consummation of the issuance of the Units and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by Seller of any of the terms or provisions of, or constitute a default under, the certificate of incorporation (or charter) or bylaws of the Seller, or any indenture, mortgage, deed of trust or other material agreement or instrument to which Seller is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over Seller or any of its properties or assets;

           (xi) Seller is not aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the Units as contemplated by the Agreement;

           (xii) Seller will issue one or more share certificates representing the Units without restrictive legend in the name of Buyer. Seller further warrants that no instructions other than these instructions, and instructions for a "stop transfer" until the end of the Restricted Period, have been given to the transfer agent and also warrants that the Units and the Common Stock underlying the Units shall otherwise be freely transferable on the books and records of Seller. Seller will notify the transfer agent of the date of completion of the Offering, a date not later than the Closing Date, and of the date of expiration of the Restricted Period, a date not later than forty (40) days from the Closing Date. Nothing in this section shall affect in any way Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Units and the underlying Common Stock, including the restrictions provided for in section 2(v) hereof;

           (xiii) Seller has taken and will take no action that will affect in any way the running of the Restricted Period or the ability of Buyer to resell the Units and the Common Stock underlying the Units, in accordance with applicable securities laws and this Agreement;

           (xiv) Seller will comply with all applicable securities laws with respect to the sale of the Units, including but not limited to the filing of all reports required to be filed in connection therewith with the Securities and Exchange Commission or any stock exchange or the Nasdaq stock market or any other regulatory authority.

     4.    COVENANTS

           The Company hereby agrees that, upon demand of holders of the Units or the underlying Common Stock, as a result of a regulatory development including, but not limited to, an amendment or Regulation S, or any "no-action" or written interpretive guidance from the Securities and Exchange Commission, which call into question the ability of Buyer to resell the Units or the underlying Common Stock without registration, the Company will file, and use its reasonable best efforts to cause to become effective, a registration statement on Form S-3 (or any other available form) under the Securities Act covering the resale of the Common Stock issuable upon conversion of the Options. Any such registration statement shall remain effective for up to twelve (12) months, or until all of the shares of Common Stock issuable upon conversion of the Options. Any such registration statement shall remain effective for up to twelve (12) months, or until all of the shares of Common Stock are sold, whichever is earlier. The Company shall provide the Buyer with such number of copies of the prospectus as shall be reasonably requested to facilitate the sale of the Common Stock issuable upon conversion of the Options. The Company shall bear all expenses incurred in connection with any such registration, underwriting fees, discounts and commissions and other expenses of the Buyer (including, but not limited to Buyer's counsel's fees).

     5.    CLOSING

           Share certificates for the Common Stock and options shall be delivered to Buyer and the funds therefor shall be delivered to Seller within 7 days after closing or at such other time as the parties hereto may mutually agree.

     6.    CONDITIONS TO CLOSING

           (i) Buyer understands that Seller's obligations to sell the Units is conditioned upon delivery into escrow or otherwise as agreed between Buyer and Seller by Buyer of the aggregate purchase price set forth in Section 1 hereof.

           (ii) Seller understands that Buyer's obligation to purchase the Units is conditioned upon delivery of certificate(s) representing shares of Units without restrictive legend as described herein and provision of an opinion of counsel confirming that Seller is a "domestic issuer" and a "reporting issuer," and that Seller has registered its Common Stock pursuant to Section 12(g) of the Exchange Act, as set forth in Section 3(i) above, as well as the matters set out in Section 3(vii), (viii), (ix), (x) and (xi) above.

     7.    GOVERNING LAW; INTERPRETATION

           This Agreement shall be governed by an interpreted in accordance with the laws of the State of Texas. Facsimile signatures of this Agreement shall be binding on the parties hereto. All terms used herein that are defined in Regulation S under the Securities Act shall have the meanings set forth therein.

           IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

Tech Electro Industries, Inc.

By _________________________________________

Name of Purchaser (Individual or Institution):

____________________________________________


Name of Individual representing Purchaser (if an Institution):

____________________________________________

Title of Individual representing Purchaser (if an Institution);

____________________________________________

Signature by : Individual Purchaser of Individual representing Purchaser

____________________________________________

Address:
Telephone:
Telecopier:
NUMBER OF UNITS
AGGREGATE PURCHASE PRICE :

                                                                    Exhibit 10.4

THIS OPTION AND THE SHARES OF COMMON STOCK UNDERLYING THIS OPTION (collectively, the "Securities") HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (the "Act") AND MAY NOT BE EXERCISED IN THE UNITED STATES OR BY A "U.S. PERSON" (as defined in Section 9 hereof) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION UNDER THE ACT IS APPLICABLE OR AS OTHERWISE PROVIDED IN REGULATION S PROMULGATED UNDER SUCH ACT. IN ADDITION, FOR FORTY DAYS AFTER THE CLOSE OF THE SALES BY THE COMPANY OF ANY UNITS OF WHICH THIS OPTION IS A PART (the "Restricted Period"), NO OFFERS OR SALES OR TRANSFERS (INCLUDING INTERESTS THEREIN) MAY BE MADE OF ANY OF THE SECURITIES IN THE UNITED STATES OR TO A U.S. PERSON OR FOR THE ACCOUNT AND BENEFIT OF A U.S. PERSON, EXCEPT AS PERMITTED BY REGULATION S.

OPTION
TO PURCHASE COMMON STOCK IN
TECH ELECTRO INDUSTRIES, INC.

Exercisable Commencing
December 12, 1997
Void After
December 11, 1998



Holder:

Number of Options:



      THIS CERTIFIES THAT Holder is the owner of the number of Options set forth above of Tech Electro Industries, Inc., a Texas corporation (hereinafter called the "Company"). Upon surrender of each Option, the registered holder shall be entitled to purchase for $1.75 one share of Common Stock of the Company ("Common Stock"). This Option is issued in connection with the acquisition of Units consisting of the Company's Common Stock and Options to acquire Common Stock as set forth in that certain Subscription Agreement dated as of October 17, 1997 (the "Agreement").

      For purposes of this Option, the term "Affiliated Person" means Holder or any entity controlled by or under common control with Holder. For purposes hereof, a person shall be deemed to have "control" of an entity if such person is the owner of a majority voting interest in such entity.

1. Right to Exercise Options. The rights represented by this Option may be exercised at any time commencing on December 12, 1997 (the "Exercise Date"), and terminating at 2:00 p.m., Los Angeles time, twelve (12) months after the Exercise Date.

2. Exercise of Options. Subject to the provisions of this Option, the rights represented by this Option may be exercised by (i) surrender of this Option (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to Holder at the address of Holder appearing on the books of the Company); and (ii) payment to the Company of the exercise price for the number of shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any. This Option shall be deemed to have been exercised immediately prior to the close of business on the date the Option is surrendered and payment is made in accordance with the foregoing provisions of this Section 2, and the person or persons in whose name or names the certificates for shares of Common Stock shall be issuable upon such exercise shall become the holder or holders of record of such Common Stock at that time and date. The certificates for the Common Stock so purchased shall be delivered to Holder within a reasonable time, not exceeding thirty (30) business days, after the rights represented by this Option shall have been so exercised, and, during the Restricted Period (as defined in the legend first appearing on the cover page hereof), shall bear a legend in substantially the following form:

      "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SAID SHARES MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNLESS (A) THEY HAVE BEEN REGISTERED UNDER SAID ACT, OR (B) THE COMPANY HAS RECEIVED WRITTEN REPRESENTATIONS FROM THE HOLDER AND THE PROPOSED TRANSFEREE, IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, ESTABLISHING THAT REGISTRATION OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IS NOT
      NECESSARY IN CONNECTION WITH SUCH SALE OR TRANSFER, OR (C) THE TRANSFER AGENT (OR THE COMPANY IF THEN ACTING AS ITS TRANSFER AGENT) IS PRESENTED WITH EITHER A WRITTEN OPINION SATISFACTORY TO COUNSEL FOR THE COMPANY OR A "NO ACTION' OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER."

      Notwithstanding the above, except as otherwise provided in Regulation S adopted under the United States Securities Act of 1933, as amended (the "Act"),

      (a) This Option may not be exercised by a U.S. Person (as defined in Section 9 hereof);

      (b) This Option may not be exercised within the United States and the shares of Common Stock issued upon exercise of this Option may not be delivered upon such exercise within the United States;

      (c) The person exercising this Option must either (i) certify to the Company that he is not a U.S. Person and is not exercising this Option on behalf of a U.S. Person or (ii) deliver an opinion of counsel that this Option and the underlying Common Stock have been registered under the Act or are exempt from registration under the Act.

3. Assignment. Subject to Section 2 hereof, this Option may be transferred, sold, assigned or hypothecated, only (a) pursuant to a valid and effective registration statement, or (b) if the Company has received written representations from the Holder and the proposed transferee, in form and substance reasonably acceptable to the Company, establishing that registration of the Option or the Common Stock underlying the Option is not necessary in connection with such transfer, sale, assignment or hypothecation, or (c) if the Company has received from counsel to the Company (or from counsel to the Holder that is reasonably acceptable to the Company) a written opinion, in a form reasonably acceptable to the Company, to the effect that registration of the Option or the Common Stock underlying the Option is not necessary in connection with such transfer, sale, assignment or hypothecation. Any such assignment shall be effected by Holder by (i) executing the form of assignment at the end hereof; (ii) surrendering the Option for cancellation at the office or agency of the Company referred to in Section 2 hereof, accompanied by the certification or opinion of counsel to the Company referred to above; and (iii) delivery to the Company of a statement by the transferee Holder (in a form acceptable to the Company and its counsel) that such Option is being acquired by such Holder in conformance with the Act and Regulation S, and is being acquired for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by Holder (including Holder) new Options representing in the aggregate rights to purchase the same number of Shares as are purchasable under the Option surrendered. The term "Holder" shall be deemed to include any person to whom this Option is transferred in accordance with the terms herein.

4. Common Stock. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof. The Company further covenants and agrees that, during the periods within which this Option may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of this Option and all other Options.

5. No Stockholder Rights. This Option shall not entitle Holder to any voting rights or other rights as a stockholder of the Company.

6. Adjustment of Rights. In the event that the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation through reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, appropriate adjustments in the number, kind and price of such securities then subject to this Option shall be made effective as of the date of such occurrence so that the position of Holder upon exercise will be the same as it would have been had he owned immediately prior to the occurrence of such events the Common Stock subject to this Option. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify Holder of the Option of each such adjustment. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this Option adjusted accordingly.

7. Notices. Unless applicable law requires a different method of giving notice, any and all notices, demands or other communications required or desired to be given hereunder by any party shall be in writing. Assuming that the contents of a notice meet the requirements of the specific

      Section of this Option which mandates the giving of that notice, a notice shall be validly given or made to another party if served either personally or if transmitted by telegraph, telecopy or other electronic written transmission device or if sent by overnight courier service, and if addressed to the applicable party as set forth below. If such notice, demand or other communication is served personally, service shall be conclusively deemed made at the time of such personal service. If such notice, demand or other communication is given by overnight courier, or electronic transmission, service shall be conclusively made at the time of confirmation of delivery. The addresses for Holder and the Company are as follows:

             If to Holder:



             If to the Company:

                    Tech Electro Industries, Inc.
                    1946 Selby Avenue, #305, Los Angeles, California 90025.
                    Attention: Chief Financial Officer

      Any party hereto may change its or his address for the purpose of receiving notices, demands and other communications as herein provided, by a written notice given in the aforesaid manner to the other parties hereto.

      Governing Law. This Option shall be governed by and construed in accordance with the internal laws of the State of Texas.

9.    Covenants During the Restricted Period.

      a) The Holder of this Option agrees that during the Restricted Period (as defined on the legend first appearing on the cover page hereof), upon any offer, sale or transfer of the Common Stock (or any interest therein), that the Holder, or any successor, or any Professional (as defined in Section 9(c) hereof) (except for sales of any Common Stock registered under the Act or otherwise exempt from such registration), (A) will not sell to a U.S. Person or an account for the benefit of a U.S. Person or any one believed to be a U.S. Person, (B) will not engage in any efforts to sell the Common Stock in the United States, (C) will, at the time the buy order or transfer is originated, believe the buyer or transferee is outside the United States, and (D) will send to a "Professional" acting as agent or principal, a confirmation or other notice stating that the Professional is subject to the same restrictions on transfer to U.S. Persons or for the account of U.S. Persons during the Restrictive Period as provided for herein. The Company will not honor or register, and will not be obligated to honor or register, any transfer or exercise in violation of any of the provisions herein.

      b) For purposes hereof, in general under Regulation S, a "U.S. Person" means any natural person, resident of the United States; any partnership or corporation organized or incorporated under the laws of the United States; any estate of which any executor or administrator is a U.S. Person; any trust of which any trustee is a U.S. Person; any agency or branch of a foreign entity located in the United States; any nondiscretionary account or similar account, other than estate or trust, held by a dealer or other fiduciary for the benefit or account of the U.S. Person; any discretionary account or similar account, other than estate or trust, held by dealer or other fiduciary organized incorporated or, (if an individual) resident of the United States; and any partnership or corporation if organized or incorporated under the laws of any foreign jurisdiction and formed by a U.S. Person principally for the purpose of investing in securities and not registered under the Act unless it is organized and incorporated and owned by "accredited investors," as defined under Rule 501(a) under the Act, who are not natural persons, estates or trust. "U.S. Person" is further defined in Rule 9.02(o) under the Act.

      c) A "Professional" is a "distributor" as defined in Rule 9.02(c) of Regulation S under the Act (generally any underwriter, or other person, who participates, pursuant to a contractual arrangement, in the distribution of the Securities); a dealer as defined in Section 2(12) of the U.S. Securities Exchange Act of 1934, as amended (encompassing those who engage in the business of trading or dealing in securities as agent, broker or principal); or a person receiving a selling concession, fee or other remuneration in respect of the Securities sold.

      IN WITNESS WHEREOF, the Company has caused this Option to be signed by its duly authorized officer, and to be dated as of the date set forth above.


TECH ELECTRO INDUSTRIES, INC.



By:______________________________
Name: William Kim Wah Tan
Title: President/Chief Executive Officer



ACKNOWLEDGED, AGREED AND ACCEPTED BY HOLDER:





By:_________________________________
Name:
Title:_______________________________

PURCHASE FORM

(To be signed only upon exercise of Option)



         The undersigned, the holder of the foregoing Option hereby irrevocably elects to exercise the purchase rights represented by such Option to exercise ___________ Options for, and to the purchase thereunder, __________ shares of Common Stock and herewith makes payment of $____________ thereof, and requests that the certificates for shares of Common Stock be issued in the name(s) of, and delivered to _______________ whose address(es) is (are)
_________________________.


______
Please
Initial
if True

The undersigned hereby certifies to Tech Electro Industries, Inc. that he is not a U.S. Person and is not exercising this Option on behalf of a U.S. Person as defined in Regulation S promulgated under the U.S. Securities Act of 1933 and this exercise is not taking place within the United States.



Dated:____________, ____




______________________________



______________________________
Address

TRANSFER FORM

(To be signed only upon transfer of Option)



         For value received, the undersigned hereby sells, assigns, and transfers unto _______________ the right to purchase shares of Common Stock represented by _________________________ Options, and appoints _________________________ attorney to transfer such rights on the books of
_________________________, with full power of substitution in the premises.


______
Please
Initial
if True

The undersigned hereby certifies to Tech Electro Industries, Inc. that he is not a U.S. Person and is not transferring this Option to or on behalf of a U.S. Person as defined in Regulation S promulgated under the U.S. Securities Act of 1933 and this transfer is not taking place within the United States.

Dated:____________, ____



______________________________
Holder



______________________________
Address


In the presence of:


______________________________